==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ----------
                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                  ----------






      Date of Report (Date of Earliest Event Reported): January 24, 1997


                                DONNKENNY, INC.
------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   DELAWARE
------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


              0-21940                                  51-0228891
---------------------------------         ------------------------------------
      (Commission File Number)            (I.R.S. Employer Identification No.)


     1411 BROADWAY, NEW YORK, NEW YORK                             10018
  ----------------------------------------                       ----------
  (Address of Principal Executive Offices)                       (Zip Code)


                                      (212) 730-7770
------------------------------------------------------------------------------
                   (Registrant's Telephone Number, Including Area Code)


------------------------------------------------------------------------------
               (Former Name or Former Address, if Changed Since Last Report)
==============================================================================

Item 5.  Other Events

         On January 24, 1997, Donnkenny Apparel, Inc., a wholly-owned subsidiary of Donnkenny, Inc. (the "Registrant"), entered into a Rescission Agreement with Mel Weiss, pursuant to which the sale by Mel Weiss (the "Seller") of all of the outstanding capital stock of Fashion Avenue Knits, Inc. and certain related entities (the "Fashion Avenue Entities") was rescinded. In connection with such rescission, Donnkenny Apparel, Inc., ("Donnkenny Apparel") agreed to waive the repayment of approximately $400,000 of inter-company loans made by Donnkenny Apparel to the Fashion Avenue Entities and to pay the Seller $50,000 as reimbursement for legal and other fees and expenses. In addition, the Registrant issued to Seller 25,000 shares of its Common Stock and a Warrant to purchase 75,000 shares of its Common Stock, which is exercisable until July 23, 2004 and which has an exercise price equal to $5.00 per share.

         On January 31, 1997, the Registrant concluded arrangements with its senior lenders to extend the term of the parties' previously-announced waiver agreement from February 27, 1997 until April 30, 1997. The new arrangements, which continue a waiver of certain defaults under the Registrant's Credit Agreement, also increase the Registrant's credit availability to $70 million and continues a term loan of $17.5 million.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits.


     99.1 Seventh Amendment, Waiver and Release Agreement, dated as of January 31, 1997, to the Credit Agreement, dated as of June 5, 1995, among Donnkenny Apparel, Inc., Beldoch Industries Corporation, the Guarantors named therein, the lenders named therein and The Chase Manhattan Bank (formerly known as Chemical Bank) as agent for the Lenders.

     99.2 Third Amendment Agreement, dated as of January 31, 1997, to the Security Agreement, dated as of June 5, 1995, between Donnkenny Apparel, Inc., Beldoch Industries Corporation, MegaKnits, Inc., Fashion Avenue Knits Inc., The Sweater Company, Inc. and The Chase Manhattan Bank (formerly known as Chemical Bank) as agent for the lenders named in the Credit Agreement of even date therewith.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DONNKENNY, INC.
                                    (Registrant)


DATE:  February 20, 1997            By:      /s/ Harvey Horowitz
                                        --------------------------
                                          Name:  Harvey Horowitz
                                          Title: Vice President

                                 EXHIBIT INDEX


Exhibit No.         Description                                      Page No.
-----------         -----------                                      --------


99.1 Seventh Amendment, Waiver and Release Agreement, dated as of January 31, 1997, to the Credit Agreement, dated as of June 5, 1995, among Donnkenny Apparel, Inc., Beldoch Industries Corporation, the Guarantors named therein, the lenders named therein and The Chase Manhattan Bank (formerly known as Chemical Bank) as agent for the Lenders.

99.2 Third Amendment Agreement, dated as of January 31, 1997, to the Security Agreement, dated as of June 5, 1995, between Donnkenny Apparel, Inc., Beldoch Industries Corporation, MegaKnits, Inc., Fashion Avenue Knits Inc., The Sweater Company, Inc. and
                  The Chase Manhattan Bank (formerly known as Chemical
                  Bank) as agent for the lenders named in the Credit Agreement of even date therewith.